Exhibit 99.2

EMPIRE STATE REALTY TRUST
Supplemental Operating and Financial Data
March 31, 2020

First Quarter 2020

Forward-looking Statements

We make forward-looking statements in this supplemental package within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You should not rely on them as predictions of future events. For these statements, we claim the protections of the safe harbor for forward-looking statements contained in such Sections.

You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or similar words or phrases in the positive or negative. In particular, forward looking statements include those pertaining to our capital resources, portfolio performance, dividend policy, results of operations, anticipated growth in our portfolio from operations, acquisitions, and market conditions and demographics.

Forward-looking statements involve numerous risks and uncertainties, many of which are difficult to predict and generally beyond our control. They depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all).

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (i) economic, political and social impact of, and uncertainty relating to, the COVID-19 pandemic, including (a) the effectiveness or lack of effectiveness of governmental relief in providing assistance to businesses that have suffered significant declines in revenues as a result of mandatory business shut-downs, “shelter-in-place” or “stay-at-home” orders and social distancing practices, as well as individuals adversely impacted by the COVID-19 pandemic, (b) the duration of any such orders or other formal recommendations for social distancing and the speed and extent to which revenues of the Company’s tenants, particularly retail, and the Observatory recover following the lifting of any such orders or recommendations, (c) the potential impact of any such events on the obligations of the Company’s tenants to make rent and other payments or honor other commitments, (d) international and national disruption of travel and tourism with a resulting decline in Observatory visitors, and (e) macroeconomic conditions, such as a disruption of, or lack of access to, the capital markets, and general volatility adversely impacting the market price of the Company’s Class A common stock and publicly-traded partnership units of the Operating Partnership; (ii) resolution of legal proceedings involving the Company; (iii) reduced demand for office or retail space; (iv) changes in our business strategy; (v) changes in technology and market competition that affect utilization of our broadcast or other facilities; (vi) changes in domestic or international tourism, including due to health crises such as the COVID-19 pandemic, geopolitical events and/or currency exchange rates, which may cause a decline in Observatory visitors; (vii) defaults on, early terminations of, or non-renewal of, leases by tenants; (viii) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors, including the potential phasing out of LIBOR after 2021; (ix) declining real estate valuations and impairment charges; (x) termination or expiration of our ground leases; (xi) our ability to pay down, refinance, restructure or extend our indebtedness as it becomes due and potential limitations on our ability to borrow additional funds in compliance with drawdown conditions and financial covenants; (xii) decreased rental rates or increased vacancy rates; (xiii) our failure to redevelop and reposition properties, or to execute any newly planned capital project successfully or on the anticipated timeline or at the anticipated costs; (xiv) difficulties in identifying properties to acquire and completing acquisitions; (xv) risks related to our development projects (including our Metro Tower development site) and capital projects, including the cost of construction delays and cost overruns; (xvi) impact of changes in governmental regulations, tax laws and rates and similar matters; (xvii) our failure to qualify as a REIT; and (xviii) environmental uncertainties and risks related to adverse weather conditions, rising sea levels and natural disasters. For a further discussion of these and other factors that could impact the Company’s future results, performance or transactions, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission.

First Quarter 2020

COMPANY PROFILE

Empire State Realty Trust, Inc., or the Company, is a leading real estate investment trust (REIT) that owns, manages, operates, acquires and repositions office and retail properties in Manhattan and the greater New York metropolitan area, including the Empire State Building, the world’s most famous building.

BOARD OF DIRECTORS

Anthony E. Malkin	Chairman and Chief Executive Officer
William H. Berkman	Director, Chair of Finance Committee
Leslie D. Biddle	Director
Thomas J. DeRosa	Director
Steven J. Gilbert	Director, Lead Director
S. Michael Giliberto	Director, Chair of Audit Committee
Patricia S. Han	Director
James D. Robinson IV	Director, Chair of Compensation and Nominating/Corporate Governance Committees

EXECUTIVE MANAGEMENT

Anthony E. Malkin	Chairman and Chief Executive Officer
John B. Kessler	President and Chief Operating Officer
Thomas P. Durels	Executive Vice President, Real Estate
Thomas N. Keltner, Jr.	Executive Vice President, General Counsel and Secretary

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	New York Stock Exchange
111 West 33rd Street, 12th Floor	Greg Faje	Trading Symbol: ESRT
New York, NY 10120	IR@empirestaterealtytrust.com
www.empirestaterealtytrust.com
(212) 687-8700

RESEARCH COVERAGE

Bank of America Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
BMO Capital Markets Corp.	John Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Citi	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
	Emmanuel Korchman	(212) 816-1382	emmanuel.korchman@citi.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
	Jason Green	(212) 446-9449	jason.green@evercoreisi.com
Green Street Advisors	Daniel Ismail	(949) 640-8780	dismail@greenstreetadvisors.com
Goldman Sachs	Richard Skidmore	(801) 741-5459	richard.skidmore@gs.com
KeyBanc Capital Markets	Jordan Sadler	(917) 368-2280	jsadler@key.com
	Craig Mailman	(917) 368-2316	cmailman@key.com
Stifel Nicolaus & Company, Inc.	John Guinee	(443) 224-1307	jwguinee@stifel.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

First Quarter 2020 Financial Highlights (unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
Selected Items:	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Revenue	$170,224	$194,933	$192,873	$176,244	$167,293
Net income	$8,288	$28,720	$26,784	$18,930	$9,856
Cash net operating income (1)	$81,528	$103,992	$98,757	$93,737	$80,080
Core funds from operations (“Core FFO”) (1)	$53,712	$74,935	$71,810	$64,476	$56,672
Core funds available for distribution (“Core FAD”) (1)	$37,738	$41,903	$54,650	$48,235	$41,179
Core FFO per share—diluted	$0.18	$0.25	$0.24	$0.22	$0.19
Diluted weighted average shares	292,645,000	296,852,000	298,151,000	298,131,000	298,049,000
Dividends declared and paid per share	$0.105	$0.105	$0.105	$0.105	$0.105
Portfolio Statistics:
Number of properties	20	20	20	20	20
Total rentable square footage	10,135,413	10,138,057	10,134,495	10,134,435	10,130,875
Percent occupied (2)	88.7%	88.6%	89.4%	90.2%	88.8%
Percent leased (3)	91.1%	91.2%	91.7%	92.2%	91.5%
Observatory Metrics:
Number of visitors (4)	422,000	894,000	1,042,000	968,000	601,000
Change in visitors year over year	(29.8%)	(5.5%)	(10.7%)	(7.7%)	(6.7%)
Observatory revenues (5)	$19,544	$37,730	$37,575	$32,895	$20,569
Change in revenues year over year	(5.0%)	9.2%	(6.6%)	(6.6%)	(3.2%)
Ratios:
Consolidated Debt to Total Market Capitalization (6)	47.8%	28.2%	27.7%	29.8%	28.5%
Consolidated Net Debt to Total Market Capitalization (6)	35.5%	25.2%	24.1%	23.6%	21.6%
Consolidated Debt and Perpetual Preferred Units to Total Market Capitalization (6)	49.5%	29.7%	28.2%	30.2%	28.9%
Consolidated Net Debt and Perpetual Preferred Units to Total Market Capitalization (6)	37.6%	26.8%	24.5%	24.0%	22.0%
Consolidated Debt to EBITDA (7)	7.3x	4.8x	4.6x	5.3x	5.2x
Consolidated Net Debt to EBITDA (7)	4.4x	4.1x	3.8x	3.9x	3.6x
Interest Coverage Ratio	4.3x	5.0x	4.8x	4.4x	4.0x
Core FFO Payout Ratio (8)	61%	43%	45%	50%	56%
Core FAD Payout Ratio (9)	87%	76%	59%	66%	77%
Class A common stock price at quarter end	$8.96	$13.96	$14.27	$14.81	$15.80
Average closing price	$12.24	$14.04	$14.12	$15.48	$15.36
Dividends per share—annualized	$0.42	$0.42	$0.42	$0.42	$0.42
Dividend yield (10)	4.7%	3.0%	2.9%	2.8%	2.7%
Series 2013 Private Perpetual Preferred Units outstanding ($16.62 liquidation value)	1,560,360	1,560,360	1,560,360	1,560,360	1,560,360
Series 2019 Private Perpetual Preferred Units outstanding ($13.52 liquidation value)	4,664,038	4,610,383	—	—	—
Class A common stock	176,112,860	180,877,597	179,131,090	176,991,123	175,557,910
Class B common stock	1,015,149	1,016,799	1,018,463	1,029,782	1,035,327
Operating partnership units	120,548,216	117,757,653	124,107,019	126,870,876	128,232,650

Total common stock and operating partnership units outstanding (11)	297,676,225	299,652,049	304,256,572	304,891,781	304,825,887

Notes:

(1)

Represents non-GAAP financial measures. For a discussion on what these metrics represent and why the Company presents them, see page 23 and for a reconciliation of these metrics to net income, see pages 5 and 19.

(2)	Based on leases signed and commenced as of end of period.
(3)	Represents occupancy and includes signed leases not commenced.
(4)	Reflects the number of visitors who pass through the turnstile, excluding visitors who make a second visit on the same ticket at no additional charge.
(5)	Observatory revenues include the fixed license fee received from WDFG North America, the Observatory gift shop operator. See page 16.
(6)

Market capitalization represents the sum of (i) Company’s common stock per share price as of March 31, 2020 multiplied by the total outstanding number of shares of common stock and operating partnership units as of March 31, 2020; (ii) the number of Series 2014 perpetual preferred units at March 31, 2020 multiplied by $16.62, (iii) the number of Series 2019 perpetual preferred units at March 31, 2020 multiplied by $13.52, and (iv) our outstanding indebetedness as of March 31, 2020.

(7)	Calculated based on trailing 12 months EBITDA.
(8)	Represents the amount of Core FFO paid out in distributions.
(9)	Represents the amount of Core FAD paid out in distributions.
(10)	Based on the closing price per share of Class A common stock on March 31, 2020.
(11)

As of March 31, 2020, the Company has had conversions from operating partnership units and Class B common shares to Class A common shares totaling 55.5 million shares or approximately $497 million at a closing share price of $8.96. This represents a 67% increase in the number of Class A shares since the IPO.

First Quarter 2020 Property Summary—Same Store Net Operating Income (“NOI”) by Quarter (unaudited and dollars in thousands)

	Three Months Ended
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Same Store Total Portfolio
Revenues	$150,123	$155,664	$152,633	$142,655	$146,016
Operating expenses	(73,053)	(76,051)	(79,824)	(70,826)	(73,518)

Same store property NOI	77,070	79,613	72,809	71,829	72,498
Straight-line rent	(8,193)	(6,276)	(5,174)	(3,203)	(5,404)
Above/below-market rent revenue amortization	(908)	(1,530)	(1,682)	(1,745)	(2,354)
Below-market ground lease amortization	1,958	1,958	1,957	1,958	1,958

Total same store property cash NOI—excluding lease termination fees	$69,927	$73,765	$67,910	$68,839	$66,698

Percent increase over prior year	4.8%	6.9%	2.0%	0.2%	0.1%

Property cash NOI	$69,927	$73,765	$67,910	$68,839	$66,698
Observatory cash NOI	11,390	28,987	28,486	24,535	12,994
Lease termination fees	211	1,240	2,361	363	388

Total portfolio same store cash NOI	$81,528	$103,992	$98,757	$93,737	$80,080

Same Store Manhattan Office Portfolio (1)
Revenues	$128,909	$132,672	$130,214	$120,249	$123,290
Operating expenses	(62,670)	(65,509)	(68,516)	(60,152)	(62,665)

Same store property NOI	66,239	67,163	61,698	60,097	60,625
Straight-line rent	(8,338)	(6,705)	(5,319)	(4,163)	(5,408)
Above/below-market rent revenue amortization	(908)	(1,530)	(1,682)	(1,745)	(2,354)
Below-market ground lease amortization	1,958	1,958	1,957	1,958	1,958

Total same store property cash NOI—excluding lease termination fees	58,951	60,886	56,654	56,147	54,821
Lease termination fees	159	995	835	301	326

Total same store property cash NOI	$59,110	$61,881	$57,489	$56,448	$55,147

Same Store Greater New York Metropolitan Area Office Portfolio
Revenues	$16,915	$18,771	$18,137	$17,798	$18,045
Operating expenses	(8,479)	(8,663)	(9,373)	(8,784)	(8,927)

Same store property NOI	8,436	10,108	8,764	9,014	9,118
Straight-line rent	12	285	(42)	655	(124)
Above/below-market rent revenue amortization	—	—	—	—	—
Below-market ground lease amortization	—	—	—	—	—

Total same store property cash NOI—excluding lease termination fees	8,448	10,393	8,722	9,669	8,994
Lease termination fees	52	245	710	62	62

Total same store property cash NOI	$8,500	$10,638	$9,432	$9,731	$9,056

Same Store Standalone Retail Portfolio
Revenues	$4,299	$4,221	$4,282	$4,608	$4,681
Operating expenses	(1,904)	(1,879)	(1,935)	(1,890)	(1,926)

Same store property NOI	2,395	2,342	2,347	2,718	2,755
Straight-line rent	133	144	187	305	128
Above/below-market rent revenue amortization	—	—	—	—	—
Below-market ground lease amortization	—	—	—	—	—

Total same store property cash NOI—excluding lease termination fees	2,528	2,486	2,534	3,023	2,883
Lease termination fees	—	—	816	—	—

Total same store property cash NOI	$2,528	$2,486	$3,350	$3,023	$2,883

Note:

Includes 509,244 rentable square feet of retail space in the Company’s nine Manhattan office properties.

First Quarter 2020 Net Operating Income (“NOI”), Initial Free Rent Burn-Off and Signed Leases Not Commenced (unaudited and dollars in thousands)

	Three Months Ended
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Reconciliation of Net Income to NOI and Cash NOI
Net income	$8,288	$28,720	$26,784	$18,930	$9,856
Add:
General and administrative expenses	15,951	16,618	14,421	15,998	14,026
Depreciation and amortization	46,093	46,409	44,260	44,821	46,098
Interest expense	19,704	18,534	19,426	20,597	20,689
Income tax expense (benefit)	(382)	1,210	1,338	611	(730)
Less:
Third-party management and other fees	(346)	(299)	(304)	(331)	(320)
Interest income	(637)	(1,352)	(2,269)	(3,899)	(3,739)

Net operating income	88,671	109,840	103,656	96,727	85,880
Straight-line rent	(8,193)	(6,276)	(5,174)	(3,203)	(5,404)
Above/below-market rent revenue amortization	(908)	(1,530)	(1,682)	(1,745)	(2,354)
Below-market ground lease amortization	1,958	1,958	1,957	1,958	1,958

Total cash NOI—including Observatory and lease termination income	81,528	103,992	98,757	93,737	80,080
Less: Observatory NOI	(11,390)	(28,987)	(28,486)	(24,535)	(12,994)
Less: lease termination income	(211)	(1,240)	(2,361)	(363)	(388)

Total property cash NOI—excluding Observatory and lease termination income	$69,927	$73,765	$67,910	$68,839	$66,698

Burn-off of Free Rent and Signed Leases Not Commenced

	Incremental Annual	Base Cash Rent Contributing to Cash NOI in the Following Years
Total Portfolio	Revenue	2020	2021	2022	2023
Commenced leases in free rent period	$27,570	$15,053	$27,508	$27,570	$27,570
Signed leases not commenced	22,190	1,094	11,028	18,979	19,705

Total	$49,760	$16,147	$38,536	$46,549	$47,275

Commenced leases in free rent period

	Square	Cash	Incremental Annual	Base Cash Rent Contributing to Cash NOI in the Following Years
	Feet	Rent Date	Revenue	2020		2021	2022	2023
Second quarter 2020 - 27 leases	408,164	Apr. 2020 - Jun. 2020	$18,898	$12,127	(1)	$18,898	$18,898	$18,898
Third quarter 2020 - 11 leases	133,202	Jul. 2020 - Sept. 2020	7,224	2,791		7,224	7,224	7,224
Fourth quarter 2020 - 3 leases	20,841	Oct. 2020 - Dec. 2020	844	135		844	844	844
First quarter 2021 - 1 lease	2,652	Jan. 2021 - Mar. 2021	604	—		542	604	604

			$27,570	$15,053		$27,508	$27,570	$27,570

Signed leases not commenced (“SLNC”)

	Square	Expected Base Rent Commencement		Incremental Annual	Base Cash Rent Contributing to Cash NOI in the Following Years
Tenant	Feet	GAAP	Cash	Revenue (2)	2020	2021	2022	2023
Interpublic Group of Companies, Inc.	15,086	May. 2020	June 2020	$1,060	$613	$1,060	$1,060	$1,060
Uber Technologies, Inc.	32,927	Dec. 2020	Apr. 2021	2,300	—	1,722	2,300	2,300
Concord Music Group, Inc.	46,329	Dec. 2020	Oct. 2021	2,870	—	635	2,870	2,870
Kaplan Hecker & Fink LLP	26,997	Feb. 2021	Feb. 2021	2,000	—	1,743	2,000	2,000
First Republic Bank	14,430	Jul. 2021	Jul. 2021	2,040	—	1,016	2,040	2,040
LinkedIn Corporation:
LinkedIn Corporation	52,939	May 2021	Jan. 2022	1,000	—		994	1,000
LinkedIn Corporation	52,666	Nov. 2021	Nov. 2021	900	—	147	900	900
LinkedIn Corporation	52,574	Jul. 2022	Jul. 2022	1,110	—	—	555	1,110
LinkedIn Corporation	30,283	Dec. 2022	Oct. 2023	670	—	—	—	165
Target	32,579	June 2024	Oct. 2024	1,980	—	—	—	—
Other SLNC	114,833	Apr. 2020 - Dec. 2020	Jan. 2020 - Sept. 2021	6,260	481	4,705	6,260	6,260

Total	471,643			$22,190	$1,094	$11,028	$18,979	$19,705

Notes:

(1)	As an example, the 2020 amount represents cash revenue contributing from the cash rent commencement date of April 2020 through December 2020. The full annual amount is realized in 2021.
(2)	Reflects new annual rent less annual rent from existing tenant in the space.
(3)

New York State mandate related to COVID-19 has stopped construction of tenant spaces. The above commencement dates assume that work will be allowed to resume by July 1, 2020. If the government moratorium on construction extends past July 1, 2020, the above commencement dates will change.

First Quarter 2020 Property Summary — Leasing Activity by Quarter (unaudited)

	Three Months Ended
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Total Portfolio
Total leases executed	35	47	25	55	34
Weighted average lease term	6.8 years	8.6 years	10.7 years	6.4 years	8.3 years
Average free rent period	4.1 months	5.3 months	6.9 months	2.8 months	4.7 months
Office
Total square footage executed	117,481	313,027	374,256	228,346	300,408
Average cash rent psf—leases executed	$57.29	$59.74	$62.83	$59.13	$61.79
Previously escalated cash rents psf	$52.43	$54.02	$51.10	$51.72	$54.36
Percentage of new cash rent over previously escalated rents	9.3%	10.6%	23.0%	14.3%	13.7%
Retail
Total square footage executed	31,662	32,579	14,430	32,706	7,643
Average cash rent psf—leases executed	$101.03	$122.78	$141.68	$71.52	$109.54
Previously escalated cash rents psf	$108.81	$60.79	$104.66	$72.08	$106.84
Percentage of new cash rent over previously escalated rents	(7.1%)	102.0%	35.4%	(0.8%)	2.5%
Total Portfolio
Total square footage executed	149,143	345,606	388,686	261,052	308,051
Average cash rent psf—leases executed	$66.58	$65.68	$65.76	$61.25	$63.90
Previously escalated cash rents psf	$64.40	$54.66	$53.09	$54.58	$56.35
Percentage of new cash rent over previously escalated rents	3.4%	20.2%	23.9%	12.2%	13.4%
Leasing commission costs per square foot	$20.19	$19.84	$23.75	$15.61	$15.00
Tenant improvement costs per square foot	100.79	55.65	65.59	47.06	55.09

Total LC and TI per square foot (2)	$120.98	$75.49	$89.34	$62.67	$70.09

Occupancy	88.7%	88.6%	89.4%	90.2%	88.8%
Manhattan Office Portfolio (1)
Total leases executed	26	36	18	40	30
Office—New Leases
Total square footage executed	63,153	170,247	266,769	119,235	153,506
Average cash rent psf—leases executed	$62.78	$64.82	$71.36	$65.08	$63.74
Previously escalated cash rents psf	$52.56	$52.12	$53.83	$53.26	$52.65
Percentage of new cash rent over previously escalated rents	19.4%	24.4%	32.6%	22.2%	21.1%
Office—Renewal Leases
Total square footage executed	30,712	54,345	18,826	56,211	131,304
Average cash rent psf—leases executed	$60.20	$66.62	$53.83	$62.37	$62.51
Previously escalated cash rents psf	$60.02	$66.27	$53.64	$55.88	$58.55
Percentage of new cash rent over previously escalated rents	0.3%	0.5%	0.4%	11.6%	6.8%
Retail—New and Renewal Leases
Total square footage executed	26,432	—	14,430	3,711	1,998
Average cash rent psf—leases executed	$76.73	$—	$141.68	$405.41	$80.00
Previously escalated cash rents psf	$103.75	$—	$104.66	$317.25	$73.73
Percentage of new cash rent over previously escalated rents	(26.0%)	—	35.4%	27.8%	8.5%
Total Manhattan Office Portfolio
Total square footage executed	120,297	224,592	300,025	179,157	286,808
Average cash rent psf—leases executed	$65.19	$65.26	$73.64	$71.28	$63.29
Previously escalated cash rents psf	$65.71	$55.54	$56.26	$59.55	$55.50
Percentage of new cash rent over previously escalated rents	(0.8%)	17.5%	30.9%	19.7%	14.0%
Leasing commission costs per square foot	$20.57	$19.81	$28.93	$20.53	$14.50
Tenant improvement costs per square foot	107.77	70.39	78.31	56.60	54.18

Total LC and TI per square foot (2)	$128.34	$90.20	$107.24	$77.13	$68.68

Occupancy	89.8%	89.7%	89.6%	90.6%	88.9%

First Quarter 2020 Property Summary—Leasing Activity by Quarter—(Continued) (unaudited)

	Three Months Ended
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019		March 31, 2019
Greater New York Metropolitan Area Office Portfolio
Total leases executed	7	10	7	12		3
Total square footage executed	23,616	88,435	88,661	52,900		15,598
Average cash rent psf—leases executed	$38.85	$45.73	$39.08	$42.30		$36.60
Previously escalated cash rents psf	$42.23	$50.15	$42.36	$43.82		$35.78
Percentage of new cash rent over previously escalated rents	(8.0%)	(8.8%)	(7.7%)	(3.5%)		2.3%
Leasing commission costs per square foot	$7.34	$8.00	$6.22	$6.05		$15.32
Tenant improvement costs per square foot	51.56	26.02	22.53	37.37		77.21

Total LC and TI per square foot (2)	$58.90	$34.02	$28.75	$43.42		$92.53

Occupancy	83.0%	83.0%	88.0%	87.8%		87.8%
Standalone Retail Portfolio
Total leases executed	2	1	—	3		1
Total square footage executed	5,230	32,579	—	28,995		5,645
Average cash rent psf—leases executed	$223.86	$122.78	$—	$28.78		$120.00
Previously escalated cash rents psf	$134.41	$60.79	$—	$40.70		$118.56
Percentage of new cash rent over previously escalated rents	66.5%	102.0%	—	(29.3	%)(3)	1.2%
Leasing commission costs per square foot	$69.53	$52.21	$—	$2.68		$39.08
Tenant improvement costs per square foot	162.60	34.47	—	5.79		40.00

Total LC and TI per square foot (2)	$232.13	$86.68	$—	$8.47		$79.08

Occupancy	95.2%	93.7%	93.7%	93.7%		94.4%

Notes:

(1)	Includes 509,244 rentable square feet of retail space in the Company’s nine Manhattan office properties.
(2)

Presents all tenant improvement and leasing commission costs as if they were incurred in the period in which the lease was signed, which may be different than the period in which they were actually paid.

(3)

Includes the renewal of two parking garages comprising 27,143 of rentable square feet. These below grade spaces have market rents considerably lower than the Company’s typical street grade retail and drove the negative spread for the quarter.

First Quarter 2020 Total Portfolio Expirations and Vacates Summary (unaudited and in square feet)

	Three Months Ended
	Actual	Forecast (1)	Forecast (1)	Forecast (1)	Forecast (1)	Full Year
	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	Apr. to Dec. 2020	2021
Total Portfolio (2)
Total expirations	92,373	382,479	137,859	154,982	675,320	669,641
Less: broadcasting	(906)	(906)	—	(753)	(1,659)	(1,049)

Office and retail expirations	91,467	381,573	137,859	154,229	673,661	668,592

Renewal & relocations (3)	35,005	68,471	58,727	48,726	175,924	161,865
Short-term renewals (4)	—	—	—	—	—	—
New leases (5)	2,286	171,863	9,367	10,562	191,792	44,755
Tenant vacates (6)	30,445	98,112	57,937	35,256	191,305	252,657
Intentional vacates (7)	23,731	36,255	4,078	—	40,333	42,348
Holdover (8)	—	—	—	—	—	—
Unknown (9)	—	6,872	7,750	59,685	74,307	166,967

Total Portfolio expirations and vacates	91,467	381,573	137,859	154,229	673,661	668,592

Manhattan Office Portfolio
Total expirations	53,312	247,446	125,968	113,180	486,594	428,098
Less: broadcasting	(906)	(906)	—	(753)	(1,659)	(1,049)

Office expirations	52,406	246,540	125,968	112,427	484,935	427,049

Renewal & relocations (3)	16,958	22,355	51,978	31,201	105,534	63,806
Short-term renewals (4)	—	—	—	—	—	—
New leases (5)	2,286	164,549	9,367	10,562	184,478	21,870
Tenant vacates (6)	27,106	24,075	52,795	27,362	104,232	187,803
Intentional vacates (7)	6,056	28,818	4,078	—	32,896	42,348
Holdover (8)	—	—	—	—	—	—
Unknown (9)	—	6,743	7,750	43,302	57,795	111,222

Total expirations and vacates	52,406	246,540	125,968	112,427	484,935	427,049

Greater New York Metropolitan Area Office Portfolio
Office expirations	17,148	124,162	8,391	32,237	164,790	211,165

Renewal & relocations (3)	13,809	42,811	3,249	17,525	63,585	79,727
Short-term renewals (4)	—	—	—	—	—	—
New leases (5)	—	7,314	—	—	7,314	22,885
Tenant vacates (6)	3,339	74,037	5,142	—	79,179	56,455
Intentional vacates (7)	—	—	—	—	—	—
Holdover (8)	—	—	—	—	—	—
Unknown (9)	—	—	—	14,712	14,712	52,098

Total expirations and vacates	17,148	124,162	8,391	32,237	164,790	211,165

Retail Portfolio
Retail expirations	21,913	10,871	3,500	9,565	23,936	30,378

Renewal & relocations (3)	4,238	3,305	3,500	—	6,805	18,332
Short-term renewals (4)	—	—	—	—	—	—
New leases (5)	—	—	—	—	—	—
Tenant vacates (6)	—	—	—	7,894	7,894	8,399
Intentional vacates (7)	17,675	7,437	—	—	7,437	—
Holdover (8)	—	—	—	—	—	—
Unknown (9)	—	129	—	1,671	1,800	3,647

Total expirations and vacates	21,913	10,871	3,500	9,565	23,936	30,378

Notes:

(1)

These forecasts, which are subject to change, are based on management’s expectations, including, among other things, discussions with and other information provided by tenants as well as management’s analyses of past historical trends.

(2)

Any lease on month to month or short-term will re-appear in “Actual” in each period until tenant has vacated or renewed, and thus it would be double counted if periods were cumulated. “Forecast” avoids double counting.

(3)

For forecasted periods, “Renewals” assume tenants renew their existing leases in all or a portion of their current spaces, and “Relocations” assume tenants move within a building or within the Company’s portfolio.

(4)	Represents tenants which signed renewal leases for a term of less than six months and reappear in forecast periods in 2020.
(5)

For forecasted periods, “New Leases” represents leases that have been signed with a new tenant, a subtenant who signed a direct lease or a tenant who expanded. The lease commencement dates are provided on page 6. There may be downtime between the lease expiration and the new lease commencement.

(6)	For forecasted periods, “Tenant Vacates” assumes a tenant elects not to renew at the end of their existing lease or exercises an early termination option.
(7)

For forecasted periods, “Intentional Vacates” assumes the Company decides not to renew tenant at the end of their existing lease due to anticipated future redevelopment or for other reasons. This also may include early lease terminations.

(8)

Holdover represents a tenant that remains in its space, paying rent after the expiration of its lease, but is not anticipated to continue doing so on a monthly basis. These tenants may reappear in forecast periods in 2020.

(9)	For forecasted periods, “Unknown” represents tenants’ existing leases which do not fall into any of the above categories: Renewals & Relocations,

New Leases, Tenant Vacates or Intentional Vacates and tenants’ whose intention is unknown.

First Quarter 2020 Property Detail (unaudited)

					Annualized Rent
Property Name	Location or Sub-Market	Rentable Square Feet (1)	Percent Occupied (2)	Annualized Rent (3)	per Occupied Square Foot (4)	Number of Leases (5)
Manhattan Office Properties—Office
The Empire State Building (6)	Penn Station —Times Sq. South	2,710,823	95.2%	$156,739,511	$60.75	169
One Grand Central Place	Grand Central	1,247,411	88.1%	65,065,885	59.21	186
1400 Broadway (8)	Penn Station —Times Sq. South	916,834	88.5%	43,626,634	53.80	25
111 West 33rd Street (9)	Penn Station —Times Sq. South	641,135	97.6%	38,289,310	61.17	24
250 West 57th Street	Columbus Circle—West Side	474,047	71.3%	21,049,359	62.30	36
501 Seventh Avenue	Penn Station —Times Sq. South	461,652	82.8%	18,890,710	49.44	30
1359 Broadway	Penn Station —Times Sq. South	455,873	96.4%	24,245,005	55.18	31
1350 Broadway (10)	Penn Station —Times Sq. South	372,778	85.5%	19,119,454	60.01	55
1333 Broadway	Penn Station —Times Sq. South	292,835	77.1%	12,173,226	53.89	8

Manhattan Office Properties—Office		7,573,388	90.0%	399,199,093	58.54	564
Manhattan Office Properties—Retail
The Empire State Building (7)	Penn Station -Times Sq. South	102,364	53.7%	12,111,789	220.44	12
One Grand Central Place	Grand Central	68,732	79.0%	6,439,115	118.58	13
1400 Broadway (8)	Penn Station —Times Sq. South	20,176	77.2%	2,048,770	131.58	7
112 West 34th Street (9)	Penn Station —Times Sq. South	90,132	100.0%	23,273,069	258.21	4
250 West 57th Street	Columbus Circle—West Side	67,927	100.0%	10,316,195	151.87	8
501 Seventh Avenue	Penn Station —Times Sq. South	33,632	87.3%	2,028,797	69.11	8
1359 Broadway	Penn Station —Times Sq. South	27,506	100.0%	2,355,336	85.63	6
1350 Broadway (10)	Penn Station —Times Sq. South	31,774	95.6%	7,238,797	238.20	5
1333 Broadway	Penn Station —Times Sq. South	67,001	100.0%	9,330,744	139.26	4

Manhattan Office Properties—Retail		509,244	85.8%	75,142,611	171.90	67

Sub-Total/Weighted Average Manhattan Office Properties—Office and Retail		8,082,632	89.8%	474,341,705	65.36	631

Greater New York Metropolitan Area Office Properties
First Stamford Place (11)	Stamford, CT	779,098	85.4%	29,274,677	44.00	46
Metro Center	Stamford, CT	287,975	89.0%	15,786,219	61.58	24
383 Main Avenue	Norwalk, CT	260,546	54.1%	4,164,606	29.53	21
500 Mamaroneck Avenue	Harrison, NY	287,157	82.8%	7,160,462	30.13	30
10 Bank Street	White Plains, NY	232,517	100.0%	8,381,397	36.05	36

Sub-Total/Weighted Average Greater New York Metropolitan Area Office Properties		1,847,293	83.0%	64,767,361	42.25	157

Standalone Retail Properties
10 Union Square	Union Square	57,984	94.7%	6,652,084	121.17	11
1542 Third Avenue	Upper East Side	56,250	100.0%	4,160,189	73.96	4
1010 Third Avenue	Upper East Side	44,662	100.0%	3,612,691	80.89	2
77 West 55th Street	Midtown	25,388	100.0%	2,824,593	111.26	3
69-97 Main Street	Westport, CT	16,874	59.7%	1,143,384	113.49	3
103-107 Main Street	Westport, CT	4,330	100.0%	776,442	179.32	1

Sub-Total/Weighted Average Standalone Retail Properties		205,488	95.2%	19,169,382	98.00	24

Portfolio Total		10,135,413	88.7%	$558,278,448	$62.13	812

Total/Weighted Average Office Properties		9,420,681	88.7%	$463,966,454	$55.55	721
Total/Weighted Average Retail Properties		714,732	88.5%	94,311,993	149.05	91

Portfolio Total		10,135,413	88.7%	$558,278,448	$62.13	812

Notes:

(1)

Excludes (i) 193,510 square feet of space across the Company’s portfolio attributable to building management use and tenant amenities and (ii) 79,613 square feet of space attributable to the Company’s observatory.

(2)	Based on leases signed and commenced as of March 31, 2020.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents annualized rent under leases commenced as of March 31, 2020 divided by occupied square feet.
(5)

Represents the number of leases at each property or on a portfolio basis. If a tenant has more than one lease, whether or not at the same property, but with different expirations, the number of leases is calculated equal to the number of leases with different expirations.

(6)	Includes 37,004 rentable square feet of space leased by the Company’s broadcasting tenants.
(7)	Includes 5,300 rentable square feet of space leased by WDFG North America, a licensee of the Company’s observatory.
(8)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 43 years (expiring December 31, 2063).
(9)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 57 years (expiring May 31, 2077).
(10)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 30 years (expiring July 31, 2050).
(11)	First Stamford Place consists of three buildings.

First Quarter 2020 Tenant Lease Expirations (unaudited)

Total Lease Expirations	Number of Leases Expiring (1)	Rentable Square Feet Expiring (2)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (3)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	901,697	8.9%	$—	0.0%	$—
Signed leases not commenced	21	248,351	2.5%	—	0.0%	—
1Q 2020 (4)	8	20,108	0.2%	989,845	0.2%	49.23
2Q 2020	37	373,476	3.7%	20,233,336	3.6%	54.19
3Q 2020	28	137,859	1.4%	8,140,537	1.5%	59.05
4Q 2020	25	154,982	1.5%	8,778,265	1.6%	56.64

Total 2020	98	686,425	6.8%	38,141,983	6.8%	55.57
1Q 2021	29	104,916	1.0%	7,227,565	1.3%	68.89
2Q 2021	27	192,371	1.9%	11,556,452	2.1%	60.07
3Q 2021	26	175,142	1.7%	10,193,906	1.8%	58.20
4Q 2021	23	197,212	1.9%	9,754,528	1.7%	49.46

Total 2021	105	669,641	6.6%	38,732,451	6.9%	57.84
2022	114	576,655	5.7%	37,174,196	6.7%	64.47
2023	94	705,714	7.0%	44,229,743	7.9%	62.67
2024	82	791,680	7.8%	48,339,903	8.7%	61.06
2025	78	491,437	4.8%	36,536,513	6.5%	74.35
2026	57	734,737	7.2%	40,377,933	7.2%	54.96
2027	51	562,737	5.6%	33,596,727	6.0%	59.70
2028	29	1,031,308	10.2%	56,660,703	10.1%	54.94
2029	35	872,679	8.6%	61,690,892	11.1%	70.69
2030	29	677,029	6.7%	43,513,796	7.8%	64.27
Thereafter	40	1,185,323	11.6%	79,283,607	14.2%	66.89

Total	833	10,135,413	100.0%	$558,278,448	100.0%	$62.13

Manhattan Office Properties (5)
Available	—	562,944	7.4%	$—	0.0%	$—
Signed leases not commenced	13	190,724	2.5%	—	0.0%	—
1Q 2020 (4)	5	10,958	0.1%	626,486	0.2%	57.17
2Q 2020	26	245,593	3.2%	13,337,868	3.3%	54.31
3Q 2020	22	125,968	1.7%	7,095,202	1.8%	56.33
4Q 2020	18	113,180	1.5%	5,595,068	1.4%	49.44

Total 2020	71	495,699	6.5%	26,654,624	6.7%	53.77
1Q 2021	14	41,948	0.6%	2,180,175	0.5%	51.97
2Q 2021	21	146,911	1.9%	8,086,408	2.0%	55.04
3Q 2021	15	115,569	1.5%	7,230,229	1.8%	62.56
4Q 2021	16	123,670	1.6%	6,823,145	1.7%	55.17

Total 2021	66	428,098	5.7%	24,319,957	6.1%	56.81
2022	83	384,272	5.1%	22,896,842	5.7%	59.58
2023	71	531,176	7.0%	31,588,679	7.9%	59.47
2024	60	561,175	7.4%	33,299,153	8.3%	59.34
2025	49	320,138	4.2%	20,371,468	5.1%	63.63
2026	36	520,366	6.9%	29,930,349	7.5%	57.52
2027	38	433,014	5.7%	24,684,278	6.2%	57.01
2028	19	948,934	12.5%	52,754,296	13.2%	55.59
2029	23	629,599	8.3%	36,879,869	9.2%	58.58
2030	18	576,700	7.6%	34,542,113	8.7%	59.90
Thereafter	30	990,549	13.2%	61,277,465	15.4%	61.86

Total Manhattan office properties	577	7,573,388	100.0%	$399,199,093	100.0%	$58.54

Notes:

(1)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(2)

Excludes (i) 193,510 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 79,613 square feet of space attributable to the Company’s observatory.

(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents leases that are included in occupancy as of March 31, 2020 and expire on March 31, 2020.
(5)	Excludes (i) retail space in the Company’s Manhattan office properties and (ii) the Empire State Building broadcasting licenses and observatory operations.

First Quarter 2020 Tenant Lease Expirations (unaudited)

Greater New York Metropolitan Area Office Properties	Number of Leases Expiring (1)	Rentable Square Feet Expiring (2)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (3)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	295,770	16.0%	$—	0.0%	$—
Signed leases not commenced	4	18,612	1.0%	—	0.0%	—
1Q 2020 (4)	3	9,150	0.5%	363,359	0.6%	39.71
2Q 2020	8	117,012	6.3%	6,307,513	9.7%	53.90
3Q 2020	4	8,391	0.5%	399,028	0.6%	47.55
4Q 2020	5	32,237	1.7%	1,343,111	2.1%	41.66

Total 2020	20	166,790	9.0%	8,413,011	13.0%	50.44
1Q 2021	11	49,650	2.7%	2,448,045	3.8%	49.31
2Q 2021	3	31,767	1.7%	1,526,572	2.4%	48.06
3Q 2021	10	56,504	3.1%	2,427,390	3.7%	42.96
4Q 2021	7	73,542	4.0%	2,931,383	4.5%	39.86

Total 2021	31	211,463	11.4%	9,333,390	14.4%	44.14
2022	22	133,636	7.2%	5,130,047	7.9%	38.39
2023	13	119,834	6.5%	5,656,575	8.7%	47.20
2024	12	205,193	11.1%	9,248,851	14.3%	45.07
2025	21	133,974	7.3%	4,490,391	6.9%	33.52
2026	13	144,020	7.8%	5,831,011	9.0%	40.49
2027	8	73,457	4.0%	2,486,741	3.8%	33.85
2028	6	74,387	4.0%	2,676,163	4.1%	35.98
2029	6	144,998	7.8%	5,924,740	9.1%	40.86
2030	4	36,578	2.0%	1,794,318	2.8%	49.05
Thereafter	1	88,581	4.9%	3,782,123	6.0%	42.70

Total greater New York metropolitan area office properties	161	1,847,293	100.0%	$64,767,361	100.0%	$42.25

Retail Properties
Available	—	42,983	6.0%	$—	0.0%	$—
Signed leases not commenced	4	39,015	5.5%	—	0.0%	—
1Q 2020 (4)	—	—	0.0%	—	0.0%	—
2Q 2020	3	10,871	1.5%	587,955	0.6%	54.08
3Q 2020	2	3,500	0.5%	646,307	0.7%	184.66
4Q 2020	2	9,565	1.3%	1,840,086	2.0%	192.38

Total 2020	7	23,936	3.3%	3,074,348	3.3%	128.44
1Q 2021	4	13,318	1.9%	2,599,345	2.8%	195.18
2Q 2021	3	13,693	1.9%	1,943,472	2.1%	141.93
3Q 2021	1	3,069	0.4%	536,287	0.6%	174.74
4Q 2021	—	—	0.0%	—	0.0%	—

Total 2021	8	30,080	4.2%	5,079,104	5.4%	168.85
2022	9	58,747	8.2%	9,147,307	9.7%	155.71
2023	10	54,704	7.7%	6,984,489	7.4%	127.68
2024	10	25,312	3.5%	5,791,899	6.1%	228.82
2025	8	37,325	5.2%	11,674,654	12.4%	312.78
2026	8	70,351	9.8%	4,616,573	4.9%	65.62
2027	5	56,266	7.9%	6,425,708	6.8%	114.20
2028	4	7,987	1.1%	1,230,244	1.3%	154.03
2029	6	98,082	13.7%	18,886,283	20.0%	192.56
2030	7	63,751	8.9%	7,177,365	7.6%	112.58
Thereafter	9	106,193	15.0%	14,224,019	15.1%	133.94

Total retail properties	95	714,732	100.0%	$94,311,993	100.0%	$149.05

Notes:

(1)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(2)

Excludes (i) 193,510 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 79,613 square feet of space attributable to the Company’s observatory.

(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents leases that are included in occupancy as of March 31, 2020 and expire on March 31, 2020.
(5)	Represents two license agreements.

First Quarter 2020 Tenant Lease Expirations (unaudited)

Empire State Building Office (1)	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4) (5)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	103,689	3.8%	$—	0.0%	$—
Signed leases not commenced	1	26,997	1.0%	—	0.0%	—
1Q 2020 (6)	2	1,853	0.1%	41,203	0.0%	22.24
2Q 2020	6	192,735	7.1%	10,276,235	6.6%	53.32
3Q 2020	5	24,519	0.9%	1,560,771	1.0%	63.66
4Q 2020	6	37,592	1.4%	1,997,379	1.3%	53.13

Total 2020	19	256,699	9.5%	13,875,588	8.9%	54.05
1Q 2021	1	2,488	0.1%	210,663	0.1%	84.67
2Q 2021	13	81,328	3.0%	4,362,809	2.8%	53.64
3Q 2021	3	16,066	0.6%	1,158,610	0.7%	72.12
4Q 2021	2	7,903	0.3%	505,720	0.3%	63.99

Total 2021	19	107,785	4.0%	6,237,802	4.0%	57.87
2022	24	122,863	4.5%	7,832,660	5.0%	63.75
2023	25	112,852	4.2%	7,588,787	4.8%	67.25
2024	18	227,351	8.4%	14,880,657	9.5%	65.45
2025	14	106,823	3.9%	7,214,570	4.6%	67.54
2026	9	122,685	4.5%	7,673,978	4.9%	62.55
2027	8	29,184	1.1%	1,762,316	1.1%	60.39
2028	4	545,713	20.1%	30,765,416	19.6%	56.38
2029	7	282,020	10.4%	17,327,003	11.1%	61.44
2030	5	204,740	7.6%	12,072,670	7.7%	58.97
Thereafter	17	461,422	17.0%	29,508,064	18.8%	63.95

Total Empire State Building office	170	2,710,823	100.0%	$156,739,511	100.0%	$60.75

Empire State Building Broadcasting Licenses and Leases	Annualized Base Rent (7)	Annualized Expense Reimbursements	Annualized Rent (4)	Percent of Annualized Rent
1Q 2020 (6)	$31,710	$12,618	$44,328	0.3%
2Q 2020	—	—	—	0.0%
3Q 2020	—	—	—	0.0%
4Q 2020	99,320	31,588	130,908	0.9%

Total 2020	131,030	44,206	175,236	1.2%
1Q 2021	—	—	—	0.0%
2Q 2021	—	—	—	0.0%
3Q 2021	—	—	—	0.0%
4Q 2021	—	—	—	0.0%

Total 2021	—	—	—	0.0%
2022	1,727,808	414,711	2,142,519	15.2%
2023	219,668	49,169	268,837	1.9%
2024	65,000	21,278	86,278	0.6%
2025	1,571,830	176,869	1,748,699	12.4%
2026	807,668	63,727	871,395	6.2%
2027	787,969	70,312	858,281	6.1%
2028	248,614	7,964	256,578	1.8%
2029	—	—	—	0.0%
2030	463,507	88,346	551,853	3.9%
Thereafter	6,398,955	719,840	7,118,795	50.7%

Total Empire State Building broadcasting licenses and leases	$12,422,049	$1,656,422	$14,078,471	100.0%

Notes:

(1)	Excludes retail space, broadcasting licenses and observatory operations
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes 52,508 rentable square feet of space attributable to building management use.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(5)

Includes approximately $6.0 million of annualized rent related to physical space occupied by broadcasting tenants for their broadcasting operations. Does not include license fees charged to broadcasting tenants.

(6)	Represents leases that are included in occupancy as of March 31, 2020 and expire on March 31, 2020.
(7)	Represents license fees for the use of the Empire State Building mast and base rent for physical space occupied by broadcasting tenants.

First Quarter 2020 20 Largest Tenants and Portfolio Tenant Diversification by Industry (unaudited)

20 Largest Tenants	Property	Lease Expiration (1)	Weighted Average Remaining Lease Term(2)	Total Occupied Square Feet (3)	Percent of Portfolio Rentable Square Feet (4)	Annualized Rent (5)	Percent of Portfolio Annualized Rent (6)
1. Global Brands Group	ESB, 1333 B’Way	Oct. 2023 - Oct. 2028	7.8 years	668,942	6.6%	$36,579,857	6.6%
2. LinkedIn	ESB	Aug. 2036	16.4 years	312,947	3.1%	18,434,225	3.3%
3. Coty	ESB	Apr. 2020 - Jan. 2030	5.1 years	312,471	3.1%	17,712,823	3.2%
4. PVH Corp.	501 Seventh Avenue	Oct. 2028	8.6 years	237,281	2.3%	11,716,228	2.1%
5. Sephora	112 West 34th Street	Jan. 2029	8.8 years	11,334	0.1%	10,468,996	1.9%
6. Macy’s	111 West 33rd Street	May 2030	10.2 years	131,117	1.3%	7,813,096	1.4%
7. Li & Fung	1359 Broadway	Oct. 2021 - Oct. 2027	4.0 years	149,436	1.5%	7,701,934	1.4%
8. Signature Bank	1333 & 1400 Broadway	Jul. 2030 - Apr. 2035	14.6 years	124,884	1.2%	7,540,459	1.4%
9. Federal Deposit Insurance Corp.	ESB	Dec. 2024	4.8 years	119,226	1.2%	7,511,238	1.3%
10. Urban Outfitters	1333 Broadway	Sept. 2029	9.5 years	56,730	0.6%	7,367,374	1.3%
11. Footlocker	112 West 34th Street	Sept. 2031	11.5 years	34,192	0.3%	6,898,262	1.2%
12. Duane Reade/Walgreen’s	ESB, 1350 B’Way, 250 West 57th	Feb. 2021 - Sept. 2027	4.7 years	47,541	0.5%	6,704,508	1.2%
13. HNTB Corporation	ESB	Feb. 2029	8.9 years	105,143	1.0%	6,666,632	1.2%
14. The Interpublic Group of Co’s, Inc.	111 West 33rd St & 1400 B’way	Jul. 2024 - Feb. 2025	4.5 years	117,278	1.2%	6,443,584	1.2%
15. Legg Mason	First Stamford Place	Sept. 2024	4.5 years	137,583	1.4%	6,407,814	1.1%
16. WDFG North America	ESB	Dec. 2025	5.8 years	5,300	0.1%	6,037,484	1.1%
17. Shutterstock	ESB	Apr. 2029	9.1 years	104,386	1.0%	5,953,855	1.1%
18. Fragomen	1400 Broadway	Feb. 2035	14.9 years	107,680	1.1%	5,922,400	1.1%
19. The Michael J. Fox Foundation	111 West 33rd Street	Nov. 2029	9.7 years	86,492	0.9%	5,390,818	1.0%
20. ASCAP	250 West 57th Street	Aug. 2034	14.4 years	87,943	0.9%	5,345,814	1.0%

Total				2,957,906	29.4%	$194,617,401	35.1%

Notes:

(1)	Expiration dates are per lease and do not assume exercise of renewal or extension options. For tenants with more than two leases, the lease expiration is shown as a range.
(2)	Represents the weighted average lease term, based on annualized rent.
(3)	Based on leases signed and commenced as of March 31, 2020.
(4)	Represents the percentage of rentable square feet of the Company’s office and retail portfolios in the aggregate.
(5)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(6)	Represents the percentage of annualized rent of the Company’s office and retail portfolios in the aggregate.

Portfolio Tenant Diversification by Industry (based on annualized rent)

First Quarter 2020 Capital Expenditures and Redevelopment Program and Leasing Opportunity (unaudited and dollars in thousands)

	Three Months Ended
Capital expenditures	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Tenant improvements—first generation	$4,913	$22,479	$17,639	$17,255	$19,142
Tenant improvements—second generation	8,151	12,581	8,734	10,513	9,028
Leasing commissions—first generation	4,001	578	574	4,742	1,276
Leasing commissions—second generation	3,347	13,244	2,651	3,016	1,869
Building improvements—first generation	8,379	14,457	10,988	12,910	11,022
Building improvements—second generation	3,846	6,556	4,931	6,296	4,840
Observatory capital project (1)	1,175	17,574	18,185	14,539	13,789
Development (2)	811	—	—	—	—

Total	$34,623	$87,469	$63,702	$69,271	$60,966

Note:

(1)	Total Observatory capital project spent-to-date was $156.6 million as of March 31, 2020.
(2)	Primarily represents design and engineering costs.

Tenant space redevelopment by square feet (3) (4)

- Future redevelopment (Empire State Building) - 140,000 square feet

- Future redevelopment (other Manhattan properties) - 330,000 square feet

- Redevelopment completed - 7,500,000 square feet

Inventory of vacant space (3)

- Developed - 530,000 square feet, 93%

- Undeveloped - 40,000 square feet, 7%

Inventory of undeveloped space (3)

- Vacant - 40,000 square feet, 9%

- Expires in 2020 - 110,000 square feet, 23%

- Expires in 2021 and thereafter - 320,000 square feet, 68%

Developed 80,000 square feet in the first quarter 2020.

Leasing Opportunity—Inventory of Current Vacant Space as of March 31, 2020 (in square feet)
Total Portfolio vacant space	1,150,000

Signed leases not commenced (“SLNC”):
Manhattan Office Properties SLNC	191,000
Greater New York Office Properties SLNC	18,000
Retail Properties SLNC	39,000
Redeveloped Manhattan Office space	467,000
Greater New York Office Properties space	296,000
Retail Properties space	43,000
Undeveloped Manhattan Office space	20,000
Space held off market	32,000
Other	44,000

Total	1,150,000

Notes:

(3)	These estimates are based on the Company’s current budgets and are subject to change.
(4)

Redevelopment program is for the Manhattan office assets only. Square footage based on market measurement. Developed space includes space that has been demolished and completed asbestos abatement and available for lease up or ready to be prebuilt. Permanent building use spaces, amenity spaces and broadcasting spaces are excluded.

First Quarter 2020 Observatory Summary (unaudited and dollars in thousands)

		Three Months Ended
Observatory NOI	Twelve Months to Date	March 31, 2020 (1)	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Observatory revenue (2)	$127,744	$19,544	$37,730	$37,575	$32,895	$20,569
Observatory expenses	34,346	8,154	8,743	9,089	8,360	7,575

NOI	93,398	11,390	28,987	28,486	24,535	12,994
Intercompany rent expense (3)	79,984	11,536	23,715	23,242	21,491	14,021

NOI after intercompany rent	$13,414	$(146)	$5,272	$5,244	$3,044	$(1,027)

Observatory Metrics
Number of visitors (4)		422,000	894,000	1,042,000	968,000	601,000
Change in visitors year over year		(29.8%)	(5.5%)	(10.7%)	(7.7%)	(6.7%)
Number of bad weather days during open days (“BWD”) (5)		15	22	12	24	15
Days closed due to COVID-19		15	—	—	—	—
102nd floor revenue (6)		$1,808	$3,375	$—	$—	$180

Notes:

(1)	Due to the COVID-19 pandemic, the Observatory was closed on March 16, 2020.
(2)

Observatory revenues include the fixed license fee received from WDFG North America, the Observatory gift shop operator. For the three months ended March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019, the fixed license fee was $1,314, $1,453, $1,453, $1,453, and $1,413, respectively.

(3)	The observatory pays a market-based rent payment comprised of fixed and percentage rent to the Empire State Building. Intercompany rent is eliminated upon consolidation.
(4)	Reflects the number of visitors who pass through the turnstile, excluding visitors who make a second visit on the same ticket at no additional charge.
(5)	The Company defines a bad weather day as one in which the top of the Empire State Building is obscured from view for more than 50% of the day.
(6)	Reflects revenues derived from the 102nd floor observatory which are included in total observatory revenues above.

Annual Observatory Revenues 2015 to 2019

Note:

(1)	The 102nd floor observatory was closed for approximately nine months in 2019 for renovations.

First Quarter 2020 Condensed Consolidated Balance Sheets (unaudited and dollars in thousands)

	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Assets
Commercial real estate properties, at cost:
Land	$201,196	$201,196	$201,196	$201,196	$201,196
Development costs	8,800	7,989	7,989	7,987	7,987
Building and improvements	2,913,312	2,900,248	2,830,353	2,784,472	2,727,497

	3,123,308	3,109,433	3,039,538	2,993,655	2,936,680
Less: accumulated depreciation	(886,822)	(862,534)	(829,495)	(809,197)	(777,794)

Commercial real estate properties, net	2,236,486	2,246,899	2,210,043	2,184,458	2,158,886
Cash and cash equivalents	1,008,983	233,946	293,710	375,335	242,910
Restricted cash	36,881	37,651	36,609	38,043	61,766
Short term investments	—	—	—	150,000	350,000
Tenant and other receivables, net	22,549	25,423	29,287	31,264	22,052
Deferred rent receivables, net	229,154	220,960	214,685	209,510	206,307
Prepaid expenses and other assets	40,583	65,453	41,927	60,818	37,766
Deferred costs, net	218,578	228,150	223,698	228,782	233,382
Acquired below-market ground leases, net	350,609	352,566	354,524	356,482	358,440
Right of use assets	29,256	29,307	29,355	29,404	29,452
Goodwill	491,479	491,479	491,479	491,479	491,479

Total assets	$4,664,558	$3,931,834	$3,925,317	$4,155,575	$4,192,440

Liabilities and Equity
Mortgage notes payable, net	$604,763	$605,542	$606,313	$607,072	$607,823
Senior unsecured notes, net	973,002	798,392	798,347	1,047,939	1,047,078
Unsecured term loan facility, net	386,568	264,640	264,517	264,394	264,271
Unsecured revolving credit facility, net	546,436	—	—	—	—
Accounts payable and accrued expenses	142,315	143,786	143,201	131,842	127,986
Acquired below-market leases, net	37,623	39,679	42,655	45,651	48,731
Ground lease liabilties	29,256	29,307	29,355	29,404	29,452
Deferred revenue and other liabilities	64,176	72,015	68,742	48,858	43,339
Tenants’ security deposits	30,543	30,560	31,841	32,383	56,559

Total liabilities	2,814,682	1,983,921	1,984,971	2,207,543	2,225,239
Total equity	1,849,876	1,947,913	1,940,346	1,948,032	1,967,201

Total liabilities and equity	$4,664,558	$3,931,834	$3,925,317	$4,155,575	$4,192,440

First Quarter 2020 Condensed Consolidated Statements of Income (unaudited and in thousands, except per share amounts)

	Three Months Ended
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Revenues
Rental revenue (1)	$148,113	$151,701	$150,225	$141,071	$143,417
Observatory revenue	19,544	37,730	37,575	32,895	20,569
Lease termination fees	211	1,240	2,361	363	388
Third party management and other fees	346	299	304	331	320
Other revenue and fees	2,010	3,963	2,408	1,584	2,599

Total revenues	170,224	194,933	192,873	176,244	167,293
Operating expenses
Property operating expenses	41,468	43,901	47,894	40,227	42,955
Ground rent expenses	2,331	2,332	2,331	2,332	2,331
General and administrative expenses	15,951	16,618	14,421	15,998	14,026
Observatory expenses	8,154	8,743	9,089	8,360	7,575
Real estate taxes	29,254	29,818	29,599	28,267	28,232
Depreciation and amortization	46,093	46,409	44,260	44,821	46,098

Total operating expenses	143,251	147,821	147,594	140,005	141,217

Total operating income	26,973	47,112	45,279	36,239	26,076
Other income (expense)
Interest income	637	1,352	2,269	3,899	3,739
Interest expense	(19,618)	(18,534)	(19,426)	(20,597)	(20,689)
Loss on early extinguishment of debt	(86)	—	—	—	—

Income before income taxes	7,906	29,930	28,122	19,541	9,126
Income tax (expense) benefit	382	(1,210)	(1,338)	(611)	730

Net income	8,288	28,720	26,784	18,930	9,856
Perpetual preferred unit distributions	(1,050)	(1,041)	(234)	(234)	(234)
Net income attributable to non-controlling interests	(2,743)	(10,880)	(10,668)	(7,609)	(3,945)

Net income attributable to common stockholders	$4,495	$16,799	$15,882	$11,087	$5,677

Weighted average common shares outstanding
Basic	181,741	180,166	178,352	176,796	175,850

Diluted	292,645	296,852	298,151	298,131	298,049

Net income per share attributable to common stockholders
Basic and diluted	$0.02	$0.09	$0.09	$0.06	$0.03

Dividends per share	$0.105	$0.105	$0.105	$0.105	$0.105

Notes:

(1)	The following table reflects the components of rental revenue.

	Three Months Ended
Rental Revenue	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Base rent	$130,577	$130,234	$129,098	$125,170	$126,634
Billed tenant expense reimbursement	17,536	21,467	21,127	15,901	16,783

Total rental revenue	$148,113	$151,701	$150,225	$141,071	$143,417

The Company believes the preceding table of the components of rental revenue is not, and is not intended to be, a presentation in accordance with GAAP. The Company believes this information is frequently used by management, investors, securities analysts and other interested parties to evaluate the Company’s performance.

First Quarter 2020

Funds from Operations (“FFO”), Modified Funds From Operations (“Modified  FFO”), Core Funds

from Operations (“Core FFO”), Core Funds Available for Distribution (“Core  FAD”) and EBITDA

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Reconciliation of Net Income to FFO, Modified FFO and Core FFO
Net Income	$8,288	$28,720	$26,784	$18,930	$9,856
Preferred unit distributions	(1,050)	(1,041)	(234)	(234)	(234)
Real estate depreciation and amortization	44,430	45,298	43,303	43,822	45,092

FFO attributable to common stockholders and non-controlled interests	51,668	72,977	69,853	62,518	54,714
Amortization of below-market ground lease	1,958	1,958	1,957	1,958	1,958

Modified FFO attributable to common stockholders and non-controlled interests	53,626	74,935	71,810	64,476	56,672
Loss on early extinguishment of debt	86	—	—	—	—

Core FFO attributable to common stockholders and non-controlled interests	$53,712	$74,935	$71,810	$64,476	$56,672

Total weighted average shares and Operating Partnership Units
Basic	292,645	296,852	298,151	298,131	298,049

Diluted	292,645	296,852	298,151	298,131	298,049

FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.18	$0.25	$0.23	$0.21	$0.18

Diluted	$0.18	$0.25	$0.23	$0.21	$0.18

Modified FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.18	$0.25	$0.24	$0.22	$0.19

Diluted	$0.18	$0.25	$0.24	$0.22	$0.19

Core FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.18	$0.25	$0.24	$0.22	$0.19

Diluted	$0.18	$0.25	$0.24	$0.22	$0.19

Reconciliation of Core FFO to Core FAD
Core FFO	$53,712	$74,935	$71,810	$64,476	$56,672
Add:
Amortization of deferred financing costs	894	873	923	1,020	1,021
Non-real estate depreciation and amortization	1,664	1,110	958	998	1,007
Amortization of non-cash compensation expense	5,892	5,465	4,049	5,924	5,419
Amortization of debt discount	—	—	311	668	668
Amortization of loss on interest rate derivative	447	385	385	385	385
Deduct:
Straight-line rental revenues	(8,193)	(6,276)	(5,174)	(3,203)	(5,404)
Above/below-market rent revenue amortization	(908)	(1,530)	(1,682)	(1,745)	(2,354)
Corporate capital expenditures	(426)	(678)	(614)	(463)	(498)
Tenant improvements—second generation	(8,151)	(12,581)	(8,734)	(10,513)	(9,028)
Building improvements—second generation	(3,846)	(6,556)	(4,931)	(6,296)	(4,840)
Leasing commissions—second generation	(3,347)	(13,244)	(2,651)	(3,016)	(1,869)

Core FAD	$37,738	$41,903	$54,650	$48,235	$41,179

Reconciliation of Net Income to EBITDA
Net income	$8,288	$28,720	$26,784	$18,930	$9,856
Interest expense	19,618	18,534	19,426	20,597	20,689
Income tax expense (benefit)	(382)	1,210	1,338	611	(730)
Depreciation and amortization	46,093	46,409	44,260	44,821	46,098

EBITDA	$73,617	$94,873	$91,808	$84,959	$75,913

First Quarter 2020 Debt Summary (unaudited and dollars in thousands)

	March 31, 2020			December 31, 2019
		Weighted Average			Weighted Average
Debt Summary	Balance	Interest Rate	Maturity (Years)	Balance	Interest Rate	Maturity (Years)
Fixed rate mortgage debt	$609,851	4.10%	8.8	$610,821	4.10%	9.0
Senior unsecured notes	975,000	4.10%	9.9	800,000	4.19%	9.5
Unsecured term loan facilities (1)	390,000	3.70%	5.8	265,000	3.35%	2.7

Total fixed rate debt	1,974,851	4.02%	8.3	1,675,821	4.03%	8.3
Unsecured revolving credit facilities	550,000	2.09%	1.4	—	—	1.7

Total variable rate debt (2)	550,000	2.09%	1.4	—	—	1.7

Total debt	2,524,851	3.60%	7.2	1,675,821	4.03%	8.3

Deferred financing costs, net	(14,082)			(7,247)

Total	$2,510,769			$1,668,574

Note:

(1)	LIBOR is fixed at 2.1485% for $265 million and 2.958% for $125 million under variable to fixed interest rate swap agreements.

Available Capacity	Facility	Outstanding at March 31, 2020	Letters of Credit	Available Capacity
Unsecured revolving credit facility (1)	$1,100,000	$550,000	$—	$550,000

Covenant Summary	Required		Current Quarter		In Compliance
Maximum Total Leverage(2)	< 60%		35.4%		Yes
Maximum Secured Debt	< 40%		8.4%		Yes
Minimum Fixed Charge Coverage	> 1.50	x	3.6	x	Yes
Minimum Unencumbered Interest Coverage	> 1.75	x	6.9	x	Yes
Maximum Unsecured Leverage	< 60%		30.7%		Yes

Notes:

(1)

The unsecured revolving credit and term loan facilities have an accordion feature allowing for an increase in maximum aggregate principal balance to $2.0 billion under certain circumstances. This unsecured revolving credit facility matures in August 2021 with two additional six-month extension options.

(2)	Represents the ratio of total indebtedness to total asset value as defined and determined in accordance with the credit facility agreement.

First Quarter 2020 Debt Detail (unaudited and dollars in thousands)

	Stated Interest Rate (%)	Effective Interest Rate (%) (1)	Principal Balance	Maturity Date	Amortization
Fixed rate mortgage debt:
Metro Center	3.59%	3.68%	$89,090	11/5/2024	30 years
10 Union Square	3.70%	3.97%	50,000	4/1/2026	Interest only
1542 Third Avenue	4.29%	4.53%	30,000	5/1/2027	Interest only
First Stamford Place (2)	4.28%	4.75%	180,000	7/1/2027	5 years interest only; 30 years thereafter
1010 Third Avenue and 77 West 55th Street	4.01%	4.23%	38,061	1/5/2028	30 years
10 Bank Street	4.23%	4.36%	32,700	6/1/2032	25 years
383 Main Avenue	4.44%	4.55%	30,000	6/30/2032	5 years interest only; 30 years thereafter
1333 Broadway	4.21%	4.29%	160,000	2/5/2033	Interest only

Total mortgage debt			609,851
Unsecured revolving credit facility	LIBOR plus 1.10%	3.48%	550,000	8/29/2021	Interest only
Unsecured term loan facility	LIBOR plus 1.20%	3.39%	215,000	3/19/2025	Interest only
Unsecured term loan facility	LIBOR plus 1.50%	3.87%	175,000	12/31/2026	Interest only
Senior unsecured notes:
Series A	3.93%	3.96%	100,000	3/27/2025	Interest only
Series B	4.09%	4.12%	125,000	3/27/2027	Interest only
Series C	4.18%	4.21%	125,000	3/27/2030	Interest only
Series D	4.08%	4.11%	115,000	1/22/2028	Interest only
Series E	4.26%	4.27%	160,000	3/22/2030	Interest only
Series F	4.44%	4.45%	175,000	3/22/2033	Interest only
Series G	3.61%	4.90%	100,000	3/17/2032	Interest only
Series H	3.73%	5.00%	75,000	3/17/2035	Interest only

Total / weighted average debt	3.60%	4.04%	2,524,851

Deferred financing costs, net			(14,082)

Total (3)			$2,510,769

Notes:

(1)	The effective interest rate is composed of the stated interest rate, deferred financing cost amortization and interest associated with variable to fixed interest rate swap agreements.
(2)	Represents a $164 million mortgage loan bearing interest at 4.09% and a $16 million loan bearing interest at 6.25%.

First Quarter 2020 Debt Maturities and Ground Lease Commitments (unaudited and dollars in thousands)

Year	Maturities (1)	Amortization	Total	Percentage of Total Debt	Weighted Average Interest Rate of Maturing Debt
2020	$—	$2,967	$2,967	0.1%	n/a
2021	550,000	4,090	554,090	21.9%	2.09%
2022	—	5,628	5,628	0.2%	n/a
2023	—	7,876	7,876	0.3%	n/a
2024	77,675	7,958	85,633	3.4%	3.59%
2025	315,000	5,826	320,826	12.7%	3.77%
2026	225,000	6,080	231,080	9.2%	3.70%
2027	319,000	5,008	324,008	12.8%	4.21%
2028	146,092	1,877	147,969	5.9%	4.06%
2029	—	1,959	1,959	0.1%	n/a
Thereafter	837,656	5,159	842,815	33.4%	4.16%

Total debt	$2,470,423	$54,428	2,524,851	100.0%	3.60%

Deferred financing costs, net			(14,082)

Total			$2,510,769

Note:

(1)	Assumes no extension options are exercised.

Debt Maturity and Amortization Profile

Ground Lease Commitments (1)

Year	1350 Broadway (2)	1400 Broadway (3)	111 West 33rd Street (4)	Total
2020	$81	$506	$551	$1,139
2021	108	675	735	1,518
2022	108	675	735	1,518
2023	108	675	735	1,518
2024	108	675	735	1,518
Thereafter	1,929	26,325	38,526	66,780

	$2,442	$29,531	$42,017	$73,991

Notes:

(1)	There are no fair value market resets, no step-ups, and no escalations in the three ground lease commitments.
(2)	Expires July 31, 2050 with a remaining term, including unilateral extension rights available to the Company, of approximately 30 years.
(3)	Expires December 31, 2063 with a remaining term, including unilateral extension rights available to the Company, of approximately 43 years.
(4)	Expires May 31, 2077 with a remaining term, including unilateral extension rights available to the Company, of approximately 57 years.

First Quarter 2020 Supplemental Definitions

Funds From Operations (“FFO”)

We compute FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income (loss) (determined in accordance with GAAP), excluding impairment writedowns of investments in depreciable real estate and investments in in-substance real estate investments, gains or losses from debt restructurings and sales of depreciable operating properties, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs), less distributions to non-controlling interests and gains/losses from discontinued operations and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized non-GAAP financial measure for REITs that we believe, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate has generally appreciated over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand an equity REIT’s operating performance. We present FFO because we consider it an important supplemental measure of our operating performance and believe that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results of operations, the utility of FFO as a measure of its performance is limited. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

Modified Funds From Operations (“Modified FFO”)

Modified FFO adds back an adjustment for any above or below-market ground lease amortization to traditionally defined FFO. We consider this a useful supplemental measure in evaluating our operating performance due to the non-cash accounting treatment under GAAP, which stems from the third quarter 2014 acquisition of two option properties following our formation transactions as they carry significantly below market ground leases, the amortization of which is material to our overall results. We present Modified FFO because we consider it an important supplemental measure of our operating performance in that it adds back the non-cash amortization of below-market ground leases. There can be no assurance that Modified FFO presented by us is comparable to similarly titled measures of other REITs. Modified FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Modified FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions.

Core Funds From Operations (“Core FFO”)

Core FFO adds back to Modified FFO the following items: deferred tax asset write-off, loss on early extinguishment of debt and acquisition expenses. The Company presents Core FFO because it considers it an important supplemental measure of its operating performance in that it excludes non-recurring items. There can be no assurance that Core FFO presented by the Company is comparable to similarly titled measures of other REITs. Core FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results.

Core Funds Available for Distribution (“Core FAD”)

In addition to Core FFO, we present Core FAD by (i) adding to Core FFO non-real estate depreciation and amortization, the amortization of deferred financing costs, amortization of debt discounts and non-cash compensation expenses and (ii) deducting straight line rent, recurring second generation leasing commissions, tenant improvements, prebuilts, capital expenditures, furniture, fixtures & equipment, amortization of debt premiums and above/below market rent revenue. Core FAD is presented solely as a supplemental disclosure that we believe provides useful information regarding our ability to fund our dividends. Core FAD does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FAD is not indicative of cash available to fund ongoing cash needs., including the ability to make cash distributions. There can be no assurance that Core FAD presented by us is comparable to similarly titled measures of other REITs.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure of performance. NOI is used by our management to evaluate and compare the performance of our properties and to determine trends in earnings and to compute the fair value of our properties as it is not affected by; (i) the cost of funds of the property owner, (ii) the impact of depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets that are included in net income computed in accordance with GAAP, (iii) acquisition expenses, loss on early extinguishment of debt and loss from derivative financial instruments or (iv) general and administrative expenses and other gains and losses that are specific to the property owner. The cost of funds is eliminated from net operating income because it is specific to the particular financing capabilities and constraints of the owner. The cost of funds is also eliminated because it is dependent on historical interest rates and other costs of capital as well as past decisions made by us regarding the appropriate mix of capital which may have changed or may change in the future. Depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets are eliminated because they may not accurately represent the actual change in value in our office or retail properties that result from use of the properties or changes in market conditions. While certain aspects of real property do decline in value over time in a manner that is reasonably captured by depreciation and amortization, the value of the properties as a whole have historically increased or decreased as a result of changes in overall economic conditions instead of from actual use of the property or the passage of time. Gains and losses from the sale of real property vary from property to property and are affected by market conditions at the time of sale which will usually change from period to period. These gains and losses can create distortions when comparing one period to another or when comparing our operating results to the operating results of other real estate companies that have not made similarly timed, purchases or sales. We believe that eliminating these costs from net income is useful because the resulting measure captures the actual revenue, generated and actual expenses incurred in operating our properties as well as trends in occupancy rates, rental rates and operating costs. However, the usefulness of NOI is limited because it excludes general and administrative costs, interest expense, depreciation and amortization expense and gains or losses from the sale of properties, and other gains and losses as stipulated by GAAP, the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, all of which are significant economic costs. NOI may fail to capture significant trends in these components of net income which further limits its usefulness. NOI is a measure of the operating performance of our properties but does not measure our performance as a whole. NOI is therefore not a substitute for net income as computed in accordance with GAAP. This measure should be analyzed in conjunction with net income computed in accordance with GAAP. Other companies may use different methods for calculating NOI or similarly titled measures and, accordingly, our NOI may not-be comparable to similarly titled measures reported by other companies that do not define the measure exactly as we do.

EBITDA

We compute EBITDA as net income plus interest expense, income taxes and depreciation. We present EBITDA because we believe that EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of its ability to incur and service debt. EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of our financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of its liquidity.